Please file this Prospectus Supplement with your records.

                THE STRONG MUNICIPAL INCOME FUNDS Investor Class

                      STRONG HIGH-YIELD MUNICIPAL BOND FUND
                     STRONG INTERMEDIATE MUNICIPAL BOND FUND
                         STRONG MINNESOTA TAX-FREE FUND
                           STRONG MUNICIPAL BOND FUND
                   STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                      STRONG SHORT-TERM MUNICIPAL BOND FUND
                         STRONG WISCONSIN TAX-FREE FUND

Supplement to the Prospectus dated March 1, 2003, as supplemented on December 3, 2003

Strong High-Yield Municipal Bond Fund

On page 1 of the prospectus, under "What are the Funds' principal investment strategies?", the "High-Yield Municipal Bond" paragraph is deleted and replaced with the following:

The High-Yield Municipal Bond Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term municipal bonds of medium-quality and lower-quality (commonly known as junk bonds). The Fund's manager emphasizes bonds whose credit quality may be improving, and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

On page 7 of the prospectus, under "What are the main risks of investing in the Funds?", the "High-yield bond risks" paragraph is deleted and replaced with the following:

High-yield bond risks: The High-Yield Municipal Bond Fund and the Short-Term High Yield Municipal Fund invest primarily in lower-quality bonds, commonly known as high-yield bonds or junk bonds. The Intermediate Municipal Bond Fund, the Minnesota Tax-Free Fund, the Municipal Bond Fund, the Short-Term Municipal Bond Fund, and the Wisconsin Tax-Free Fund may also invest in lower-quality bonds. Lower-quality bonds present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of principal and interest (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). High-yield bonds are often less liquid than higher-quality bonds. The lack of a liquid market for these bonds could limit the manager's ability to dispose of these bonds at prices or at times which the Fund's manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information. The High-Yield Municipal Bond Fund currently has a high percentage of illiquid, high-yield municipal bonds. The manager is actively working to decrease the percentage of these bonds in the Fund, and such activity may temporarily affect the Fund's ability to meet its investment objective.


          The date of this Prospectus Supplement is January 13, 2004.